Exhibit 10.1

THIRD AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 26, 2013, by and among RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), RETAIL OPPORTUNITY INVESTMENTS CORP., a Maryland corporation (“Parent Guarantor”), the Subsidiaries of Parent Guarantor executing below as Guarantors (each a “Subsidiary Guarantor; the Parent Guarantor and each Subsidiary Guarantor are hereinafter collectively referred to as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Administrative Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Administrative Agent, is hereinafter referred to as “Agent”), and each of the undersigned “Lenders” (hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, KeyBank, Agent and the other Lenders are party to that certain First Amended and Restated Credit Agreement dated as of August 29, 2012, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated April 15, 2013 and certain Second Amendment to First Amended and Restated Credit Agreement dated August 30, 2013 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders modify the Credit Agreement in certain respects and the Agent and the Lenders have agreed to such modifications on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Agent and the Lenders to agree to such modifications, the parties do hereby covenant and agree as follows:

1. Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2. Modification of the Credit Agreement.  Borrower, the Guarantors, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a) By inserting the following definitions in Section 1.01 of the Credit Agreement, in appropriate alphabetical order:

“Consolidated Unencumbered Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Adjusted Net Operating Income of the UAP Properties for the most recent fiscal quarter period ending on such date multiplied times four (4) to (b) Consolidated Interest

Expense associated with Consolidated Unsecured Indebtedness for the most recent fiscal quarter ending on such date multiplied times four (4).

(b) By deleting the reference to “7.50%” in the definition of the term “Capitalization Rate” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof “7.00%”.

(c) By deleting in its entirety the second table set forth in the definition of the term “Applicable Rate” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof the following:

Pricing Level	Credit Rating Level	Eurodollar Rate Loans & Letters of Credit Fees	Base Rate Loans
I	Credit Rating Level 1	0.90%	0.00%
II	Credit Rating Level 2	1.00%	0.00%
III	Credit Rating Level 3	1.10%	0.10%
IV	Credit Rating Level 4	1.30%	0.30%
V	Credit Rating Level 5	1.70%	0.70%

(d) By deleting in its entirety the table set forth Section 2.08(a)(ii) of the Credit Agreement, and inserting in lieu thereof the following:

Credit Rating Level	Facility Fee Rate
Credit Rating Level 1	0.15%
Credit Rating Level 2	0.15%
Credit Rating Level 3	0.20%
Credit Rating Level 4	0.25%
Credit Rating Level 5	0.30%

(e) By deleting the reference to “2016” in the definition of the term “Initial Maturity Date” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof “2017”.

(f) By deleting the reference to “2017” in the definition of the term “Maturity Date” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof “2018”.

(g) By deleting in its entirety the definition of the term “Mortgageability Amount” appearing in Section 1.01 of the Credit Agreement.

(h) By deleting in their entirety clauses (A) and (B) of the definition of the term “Unencumbered Asset Pool Value” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof “[Intentionally Deleted]”.

(i) By deleting the references to “2017” and “0.25%” in Section 2.13 of the Credit Agreement and inserting in lieu thereof references to “2018” and “0.15%”, respectively.

(j) By deleting the reference to “$100,000,000” in Section 2.14(a) of the Credit Agreement and inserting in lieu thereof a reference to “$350,000,000”.

(k) By (i) deleting the reference to “$400,000,000” in Section 7.10(a) of the Credit Agreement and inserting in lieu thereof a reference to “$580,000,000” and (ii) deleting the reference to “the Closing Date” in Section 7.10(a) of the Credit Agreement and inserting in lieu thereof a reference to “September 26, 2013”.

(l) By deleting in its entirety Section 7.10(g) of the Credit Agreement and inserting in lieu thereof the following:

“(g)           Consolidated Unencumbered Interest Coverage Ratio.  Permit the Consolidated Unencumbered Interest Coverage Ratio, as of the last day of any fiscal quarter of the Parent Guarantor, to be less than 1.75 to 1.00.”

(m) By deleting the reference to “$40,000,000” in Section 7.13 of the Credit Agreement and inserting in lieu thereof a reference to “$75,000,000”.

(n) By deleting the contents of Schedule 2.01 to the Credit Agreement in its entirety and inserting in lieu thereof the contents of Schedule 1 attached hereto.

3. Acknowledgment of Borrower and Guarantors.  Borrower and the Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and the Guarantors, as applicable, enforceable against Borrower and the Guarantors in accordance with their respective terms (except as enforceability is limited by Debtor Relief Laws or general equitable principles relating to or limiting creditors’ rights generally).  By execution hereof, the Guarantors consent to the amendments contained herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, waiver or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower or any Guarantor under the Loan Documents.

4. References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

5. Representations.  Borrower and each Guarantor represents and warrants to Agent and the Lenders as follows:

(a) Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and the Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and the Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to  Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default

(whether with the passage of time or the giving of notice, or both) under any Organization Documents of, or any mortgage, indenture, agreement, contract or other instrument binding upon, Borrower or any of the Guarantors or any of their respective properties or to which Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any Lien on any of the properties, assets or rights of Borrower or any of the Guarantors.

(b) Enforceability.  This Amendment constitutes the valid and legally binding obligations of Borrower and the Guarantors, enforceable in accordance with the terms and provisions hereof, except as enforceability may be limited by Debtor Relief Laws or general equitable principles relating to or limiting creditors’ rights generally.

(c) Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent or approval of, or any filing with, or the giving of any notice to, any Governmental Authority other than those already obtained, taken or made, as the case may be, those specified herein and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d) Reaffirmation.  Borrower and each of the Guarantors reaffirms and restates as of the date hereof each and every representation and warranty made by the Borrower and Guarantors in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6. No Default.  By execution hereof, Borrower and the Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment no Default or Event of Default has occurred and is continuing.

7. Waiver of Claims.  Borrower and each of the Guarantors acknowledges, represents and agrees that as of the date of this Amendment it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and Borrower and each of the Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8. Effective Date.  This Amendment shall be deemed effective and in full force and effect as of the date hereof upon satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by Borrower, the Guarantors, Agent and the Lenders;

(b) the execution and delivery by Borrower, Guarantors, and the agent and lenders under the Term Loan Agreement of an amendment to the Term Loan Agreement which is substantially the same as this Amendment in all material respects;

(c) Agent shall have received one or more favorable opinions of counsel to Borrower and the Guarantors addressed to Agent and the Lenders covering such matters as the Agent may reasonably request and in form and substance reasonably satisfactory to the Agent;

(d) Agent shall have received a duly completed Compliance Certificate (demonstrating Borrower will be in compliance with the financial covenants in the Credit Agreement after giving effect to the amendments to the Credit Agreement contemplated herein) as of the last day of the fiscal quarter of Borrower’s most recently ended prior to the date of this Amendment, signed by a Responsible Officer of Borrower;

(e) Borrower shall have paid all fees and expenses due and payable with respect to this Amendment (including, without limitation, those fees due and payable pursuant to the letter agreement, dated August 27, 2013, executed by Agent, KeyBanc Capital Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Parent Guarantor, and the reasonable fees and expenses of counsel to Agent), all of which shall be fully earned and non-refundable under any circumstances when paid; and

(f) Agent shall have received such other assurances, certificates, documents, consents or opinions as the Agent or the Lenders may reasonably request.

9. Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

10. Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.  All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP, a Delaware limited partnership

By:	Retail Opportunity Investments GP, LLC, its general partner, a Delaware limited liability company

By:
Name:
Title:

GUARANTORS:

RETAIL OPPORTUNITY INVESTMENTS CORP., a Maryland corporation

By:
Name:
Title:

RETAIL OPPORTUNITY INVESTMENTS GP, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC PARAMOUNT PLAZA, LLC, a Delaware limited liability company

By:
Name:
Title:

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[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]

ROIC SANTA ANA, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC WASHINGTON, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC CALIFORNIA, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC OREGON, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC PINOLE VISTA, LLC, a Delaware limited liability company

By:
Name:
Title:

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[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]

ROIC ZEPHYR COVE, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC HILLSBORO, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC RTC HOLDING I, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC CCG HOLDING I, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC CYPRESS WEST, LLC, a Delaware limited liability company

By:
Name:
Title:

ROIC REDONDO BEACH PLAZA, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

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[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, as a Lender, L/C Issuer

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BANK OF MONTREAL – CHICAGO BRANCH, as a Lender

By:
Name:
Title:

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[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]

JPMORGAN CHASE BANK. N.A., as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

RBS CITIZENS, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]

SCHEDULE 1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage of Commitment
KeyBank National Association	$40,000,000.00	11.8181818182%
Bank of America, N.A.	$40,000,000.00	11.8181818182%
PNC Bank, National Association	$37,500,000.00	10.9090909091%
U.S. Bank National Association	$37,500,000.00	10.9090909091%
Bank of Montreal – Chicago Branch	$32,500,000.00	9.0909090909%
JPMorgan Chase Bank, N.A.	$32,500,000.00	9.0909090909%
Royal Bank of Canada	$32,500,000.00	9.0909090909%
Wells Fargo Bank, National Association	$32,500,000.00	9.0909090909%
RBS Citizens, N.A.	$32,500,000.00	9.0909090909%
Regions Bank	$32,500,000.00	9.0909090909%
TOTAL	$350,000,000.00	100.000000000%

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement – KeyBank/ROI 2013]